SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SANDERSON FARMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
INDEPENDENT AUDITORS
OTHER MATTERS
STOCKHOLDER PROPOSALS
METHODS AND COST OF SOLICITING PROXIES
ADDITIONAL INFORMATION AVAILABLE

January 22, 2004

Dear Stockholder:

      The 2004 Annual Meeting of Stockholders of the Company will be held in the Magnolia Room of the Ramada Inn in Laurel, Mississippi, at 10:00 A.M. on Thursday, February 26, 2004. The purposes of the Annual Meeting are set forth in the accompanying Notice and Proxy Statement.

      The 2003 Annual Report, which is enclosed, contains financial and other information concerning the Company and its business for the fiscal year ended October 31, 2003. The Annual Report is not to be considered part of the proxy solicitation materials.

      We cordially invite you to attend the Annual Meeting. If you cannot attend, please complete and return the enclosed Proxy using one of the voting methods described in the enclosed materials so that your vote can be recorded.

Cordially,

Joe F. Sanderson, Jr. Chairman of the Board

SANDERSON FARMS, INC.
P.O. Box 988
Laurel, Mississippi 39441

____________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
____________________________________________________

TIME AND DATE	10:00 A.M. (local time) on Thursday, February 26, 2004

PLACE	The Magnolia Room of the Ramada Inn in Laurel, Mississippi 1105 Sawmill Road Laurel, Mississippi 39440

ITEMS OF BUSINESS	(1) To elect Class C Directors to serve until the 2007 Annual Meeting;

(2) To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending October 31, 2004; and

(3) To transact such other business as may properly come before the Meeting or any adjournment.

RECORD DATE	You can vote if you are a stockholder of record on January 6, 2004.

ANNUAL REPORT AND PROXY STATEMENT	Our 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed. The business to be transacted at the Annual Meeting is more fully described in the accompanying Proxy Statement.

PROXY VOTING	It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the proxy card sent to you. Most stockholders also have the options of voting their shares on the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or included with your proxy materials. You can revoke your proxy before it is voted at the Meeting by following the instructions in the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ James A. Grimes Secretary

PROXY STATEMENT

General

      The Board of Directors of Sanderson Farms, Inc. (the “Company”), P.O. Box 988, Laurel, Mississippi 39441, is soliciting the enclosed proxy in connection with the Company’s 2004 Annual Meeting of Stockholders to be held on February 26, 2004, as well as in connection with any adjournments of that meeting.

      Even if you submit a proxy, you may still attend the annual meeting in person, and you may revoke your proxy by voting in person at the meeting. You may also revoke your proxy before it is voted at the meeting in any of the following ways:

•	by filing with the Secretary of the Company a written notice of revocation;

•	by submitting to the Secretary a properly completed and signed proxy dated a later date; or

•	by re-voting by Internet or by telephone before 11:59 PM on February 25, 2004 using the instructions contained in the enclosed materials, if telephone or Internet voting is available to you.

      Unless you revoke your proxy, it will be voted at the meeting according to your instructions, as long as you have properly completed and submitted it to the Company. If you properly complete and submit a proxy but you do not specify how your proxy should be voted, then the proxy will be voted FOR each of the proposals listed in the Notice of Annual Meeting of Stockholders that appears at the beginning of this Proxy Statement.

      The Chief Financial Officer will vote all proxies in his discretion on all other matters which may properly come before the meeting. As of the date of this Proxy Statement, the Company has not received notice and is not aware of any business to be transacted at the meeting other than the matters that are listed in the notice and are described in this Proxy Statement.

      If you hold shares of the Company in your broker’s name (sometimes called “street name” or “nominee name”), then you must provide voting instructions to your broker. If you do not provide instructions to your broker, your shares will not be voted on any matter on which your broker does not have discretionary authority to vote for you. A vote that is not cast for this reason is called a “broker non-vote.” Broker non-votes will be treated as shares present for the purpose of determining whether a quorum is present at the meeting, but they will not be considered present for purposes of calculating the vote on a particular matter, nor will they be counted as a vote FOR or AGAINST a matter or as an ABSTENTION on the matter.

      The Company is paying the cost of soliciting the proxies.

      The Company’s 2003 Annual Report accompanies this Proxy Statement, but is not to be considered a part of the proxy solicitation materials. The record date for the Annual Meeting is January 6, 2004. These materials are being mailed to stockholders on or about January 22, 2004.

Capital Stock

      The authorized capital stock of the Company consists of 5,000,000 shares of non-voting preferred stock, of which 500,000 shares have been designated Series A Junior Participating Preferred Stock, par value $100.00 per share, none of which shares have been issued, and 100,000,000 shares of voting Common Stock, par value $1.00 per share, of which 13,089,251 shares had been issued and were outstanding as of January 6, 2004, the record date for the Annual Meeting. Only stockholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. Each such stockholder is entitled to one vote for each share of common stock held at that date.

Beneficial Ownership

      The following table sets forth information, as of January 6, 2004, concerning (a) the only stockholders known by the Company to own beneficially more than 5% of the common stock of the Company, which is the only class of voting securities outstanding, (b) the beneficial ownership of common stock of the executive officers named in the “Summary Compensation Table” below, and (c) the beneficial ownership of common stock by all directors and executive officers of the Company as a group.

	Amount Beneficially	Percent
Beneficial Owner(s) and Address	Owned (1) (2)	of Class

Estate of Joe Frank Sanderson (3)	1,742,817 shares	13.31%
Estate of Dewey R. Sanderson, Jr. (4)	2,573,243 shares	19.66%
Joe F. Sanderson, Jr. (5)	2,123,215 shares	16.22%
William R. Sanderson (6)	2,005,737 shares	15.32%
Hugh V. Sanderson (7)	2,578,624 shares	19.70%
Robert Buck Sanderson (8)	2,585,772 shares	19.75%
D. Michael Cockrell (9)	7,575 shares	(16)
Trustmark National Bank (2)(10)	1,296,157 shares	9.90%
Lampkin Butts (2) (11)	1,309,405 shares	10.00%
James A. Grimes (12)	24,278 shares	(16)
Robin Robinson (2) (13)	1,296,157 shares	9.90%
Barclays Global Investors, N.A.(14)	668,089 shares	5.10%
All Directors and executive officers as a group (13 persons) (15)	6,292,709 shares	48.08%

      (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

      (2) Lampkin Butts, Robin Robinson and Trustmark National Bank are the trustees of the Employee Stock Ownership Plan and Trust of Sanderson Farms, Inc. and Affiliates (the “ESOP”), which is the record owner of 1,296,157 shares of common stock of the Company. Trustmark National Bank and Mr. Butts and Ms. Robinson, in their respective capacities as trustees of the ESOP, share with each other investment power with respect to those shares of common stock and therefore are each deemed to beneficially own, under applicable regulations of the Securities and Exchange Commission, the 1,296,157 shares of common stock owned of record by the ESOP. Each of them disclaims beneficial ownership of such shares. The participants in the ESOP have sole voting power over those shares allocated to their respective accounts. The trustees of the ESOP share voting power over all unallocated shares held by the ESOP, which at January 6, 2004, totaled 147,143 shares.

      (3) Address: P.O. Box 988, Laurel, Mississippi, 39441. On January 4, 1998, Joe Frank Sanderson died. The shares beneficially owned by Joe Frank Sanderson are now beneficially owned by the Estate of Joe Frank Sanderson (the “JFS Estate”). The co-executors of the JFS Estate are Joe Frank Sanderson’s sons, Joe F. Sanderson, Jr. and William R. Sanderson. Pursuant to a Pledge Agreement dated as of March 21, 2000, the Estate has pledged all of the shares of common stock owned by it to secure its obligations under its Credit Agreement dated as of March 21, 2000 with two banks. The Credit Agreement pertains to borrowings of $13,500,000, the proceeds of which were used to pay estate taxes (please see “Certain Transactions” below).

      (4) Address: P.O. Box 988, Laurel, Mississippi 39441. Mr. Dewey R. Sanderson, Jr. died on December 2, 1999. The shares owned of record by Mr. Sanderson are now owned by his estate (the “DRS Estate”). The co-executors of the DRS Estate are Dewey R. Sanderson’s sons, Robert Buck Sanderson and Hugh V. Sanderson. Pursuant to a Pledge Agreement dated as of September 2, 2000, the DRS Estate pledged 1,703,364 shares of common stock owned by it to secure its obligations under its Credit Agreement dated as of September 2, 2000, with a bank. This Credit Agreement pertains to the borrowings of $6,148,050, the proceeds of which were used to pay estate taxes.

      (5) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 238,151 shares owned of record by Joe F. Sanderson, Jr., over which he exercises sole voting and investment power, and 50,862 shares allocated to Joe F. Sanderson, Jr.’s account in the Company’s ESOP, with respect to which he has sole voting power. The trustees of the ESOP share investment power over the 50,862 shares allocated to Joe F. Sanderson, Jr.’s account under the ESOP. The amount in the table includes 1,742,817 shares beneficially owned by Joe F. Sanderson, Jr. as co-executor of the JFS Estate. The co-executors share voting and investment power with respect to these shares. The amount shown in the table also includes 6,539 shares owned of record by Joe F. Sanderson, Jr.’s wife, over which she exercises sole voting and investment power. Pursuant to Rule 13d-4 of the Securities Exchange Act of 1934 (the “Exchange Act”), Joe F. Sanderson, Jr. disclaims beneficial ownership of the 6,539 shares owned of record by his wife and the 1,742,817 shares owned of record by the JFS Estate. The amount in the table also includes 84,846 options to purchase shares owned by Mr. Sanderson under the Sanderson Farms, Inc. and Affiliates Stock Option Plan (the “Stock Option Plan”), which options to purchase such shares were fully vested and exercisable on the date of the Proxy.

      (6) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 211,102 shares owned of record by William R. Sanderson, over which he exercises sole voting and investment power, 9,934 shares allocated to his account under the ESOP, over which he exercises sole voting power and 28,134 shares owned by Mr. Sanderson as custodian for his minor children, over which he exercises sole voting and investment power. The trustees of the ESOP share investment power with respect to the 9,934 shares allocated to William R. Sanderson’s account under the ESOP. The amount in the table includes 1,742,817 shares beneficially owned by William R. Sanderson as co-executor of the JFS Estate. The co-executors share voting and investment power with respect to the 1,742,817 shares owned of record by the JFS Estate. Pursuant to Rule 13d-4 of the Exchange Act, William R. Sanderson disclaims the beneficial ownership of the 28,134 shares owned by Mr. Sanderson as custodian for his minor children and the 1,742,817 shares owned of record by the JFS Estate. The amount in the table also includes 13,750 options to purchase shares owned by William R. Sanderson under the Company’s Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of the Proxy. The amount in the table does not include vested shares of phantom stock.

      (7) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 2,636 shares owned of record by Hugh V. Sanderson, over which he exercises sole voting and investment power, and 2,745 shares allocated to his account under the ESOP. The amount in the table also includes 2,573,243 shares beneficially owned by Hugh V. Sanderson as co-executor of the DRS Estate. The co-executors share voting and investment power with respect to the 2,573,243 shares owned of record by the DRS Estate. Hugh V. Sanderson exercises sole voting power over the 2,745 shares allocated to his account under the Company’s ESOP, and the trustees of the ESOP share investment power over such shares. Pursuant to Rule 13d-4 of the Exchange Act, Hugh V. Sanderson disclaims the beneficial ownership of the 2,573,243 shares owned of record by the DRS Estate.

      (8) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 9,386 shares owned of record by Robert Buck Sanderson, over which he exercises sole voting and investment power, and 643 shares allocated to his account in the ESOP. The amount in the table also includes 2,573,243 shares beneficially owned by Robert Buck Sanderson as co-executor of the DRS Estate. The co-executors share voting and investment power with respect to the 2,573,243 shares owned of record by the DRS Estate. Robert Buck Sanderson exercises sole voting power over the 643 shares allocated to his account under the ESOP, and the trustees of the ESOP share investment power over such shares. Pursuant to Rule 13d-4 of the Exchange Act, Robert Buck Sanderson disclaims the beneficial ownership of the 2,573,243 shares owned of record by the DRS Estate. The amount in the table also includes 2,500 options to purchase shares owned by Robert Buck Sanderson under the Company’s Stock Option Plan, which options to purchase shares were fully vested and exercisable on the date of the Proxy.

      (9) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 1,850 shares owned of record by Mr. Cockrell over which he exercises sole voting and investment power, and 1,225 shares allocated to Mr. Cockrell’s account in the ESOP, with respect to which Mr. Cockrell has sole voting power. The trustees of the ESOP share investment power over the 1,225 shares allocated to Mr. Cockrell’s account under the ESOP. The amount in the table also includes 4,500 options to purchase shares owned by Mr. Cockrell under the Company’s Stock Option Plan, which options to purchase such shares were fully vested and exercisable on the date of this Proxy.

      (10) Address: 415 North Magnolia, Laurel, Mississippi 39940. See note (2) above for a description of the nature of Trustmark National Bank’s beneficial ownership of the 1,296,157 shares of common stock owned of record by the ESOP. Trustmark National Bank, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, which constitute all shares reported as being beneficially owned by it.

      (11) Address: P.O. Box 988, Laurel, Mississippi 39441. See note (2) for a description of the nature of Mr. Butts’s beneficial ownership of the 1,296,157 shares of common stock owned of record by the ESOP. The amount in the table also includes 13,248 shares owned of record by Mr. Butts. With respect to the 25,250 shares allocated to his account under the Company’s ESOP, Mr. Butts has sole voting power, but shares investment power with the other trustees of the ESOP. Mr. Butts, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 25,250 shares allocated to his individual account.

      (12) Address: P.O. Box 988, Laurel, Mississippi 39441. The amount shown in the table includes 9,278 shares allocated to Mr. Grimes’s account in the ESOP, with respect to which Mr. Grimes has sole voting power. The trustees of the ESOP share investment power over the 9,278 shares allocated to Mr. Grimes’s account under the ESOP. The amount in the table also includes 15,000 options to purchase shares owned by Mr. Grimes under the Company’s Stock Option Plan, which options to purchase shares were fully vested and exercisable on the date of this Proxy.

      (13) Address: P.O. Box 988, Laurel, Mississippi 39441. See note (2) above for a description of the nature of Ms. Robinson’s beneficial ownership of the 1,296,157 shares of common stock owned of record by the ESOP. Ms. Robinson, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 7,299 shares allocated to her individual account, with respect to which Ms. Robinson has sole voting power, and over which she shares investment power with the other trustees of the ESOP.

      (14) As reported in Barclays Global Investors, N.A.’s amended report on Form 13F filed with the Securities and Exchange Commission on December 4, 2003. Its address is 45 Fremont Street, San Francisco, California 94105-2228. Barclays’ 13F states that it has no voting authority over 26,377 of these shares.

      (15) Includes an aggregate of 99,937 shares allocated to the accounts of all Directors and executive officers, as a group (13 persons, 7 participating) under the ESOP. See note (2) above.

      (16) Less than 1%.

ELECTION OF DIRECTORS

      The amended Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes (Class A, Class B and Class C), with each class containing one-third, or as close to one-third as possible, of the total number of directors, and that the total number of directors shall be fixed by the Board of Directors in the By-laws. At the current time, the Board of Directors has fixed the number of directors at twelve, resulting in there being four directors in each class. At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. At the 2004 Annual Meeting, stockholders will elect Class C Directors, whose terms will expire at the 2007 annual meeting.

      The address of each director is Post Office Box 988, Laurel, Mississippi 39441.

Nominees for Class C Directors

      The Board of Directors proposes for election as Class C Directors the four nominees listed below, each to serve as a Class C Director until the 2007 annual meeting or until his or her successor is elected and has qualified. Any vacancy on the Board of Directors may be filled either by the Board of Directors or by the stockholders, and the term of any director elected to fill a vacancy will expire at the next stockholders’ meeting at which directors are elected.

      Proxies in the enclosed form may also be voted for the election as Class C Directors of substitute nominees who may be named by the Board of Directors to replace any of the nominees who become unavailable to serve for any reason. No such unavailability is presently known to the Board of Directors. There are no arrangements or understandings relating to any person’s service or prospective service as a Class C Director of the Company. No person listed below will be elected as a Class C Director unless such person receives the affirmative vote of the holders of a majority of the shares entitled to vote and represented (whether in person or by proxy) at the Annual Meeting at which a quorum is present. If more persons than the number of directors to be elected receive a majority vote, then those persons receiving the highest number of votes will be elected. The Proxyholder named in the accompanying proxy card will vote FOR the nominees unless otherwise directed therein. Abstentions by holders of shares entitled to vote and represented at the meeting will be counted as shares present but not voting for the purposes of calculating the vote with respect to the election of Class C Directors. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the election of the Class C Directors, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

      The following table lists the nominees for Class C Director and shows, as of January 6, 2004, their respective beneficial ownership of common stock of the Company. Robert Buck Sanderson (Class C Director) is the brother of Hugh V. Sanderson (Class B Director), and is the cousin of Joe F. Sanderson, Jr. (Class A Director) and William R. Sanderson (Class C Director). William R. Sanderson (Class C Director) is the brother of Joe F. Sanderson, Jr. (Class A Director), and is the cousin of Hugh V. Sanderson (Class B Director) and Robert Buck Sanderson (Class C Director).

			Shares
		Director	Beneficially	Percent
Nominees for Class C Director	Age	Since	Owned (1)	of Class

Class C (Term expiring in 2007)
Robert Buck Sanderson (2)	50	1992	2,585,772	19.75%
William R. Sanderson (3)	47	1998	2,005,737	15.32%
Donald W. Zacharias	68	1988	150	(4)
Gail Jones Pittman	50	2002	0	(4)

      (1) The shares are owned of record by the beneficial ownership shown with sole voting and investment power, except as set forth in the Notes below.

      (2) See note (8) to the table under the caption “Proxy Statement, Beneficial Ownership” for a description of the nature of Mr. Sanderson’s beneficial ownership.

      (3) See Note (6) to the table under the caption “Proxy Statement, Beneficial Ownership” for a description of the nature of Mr. Sanderson’s beneficial ownership.

      (4) Less than 1%.

      The Board of Directors recommends a vote FOR the election of Robert Buck Sanderson, William R. Sanderson, Donald W. Zacharias and Gail Jones Pittman as Class C Directors.

Directors Continuing in Office

      The following tables list the Class A and Class B Directors of the Company, whose terms expire at the 2005 and 2006 annual meetings, respectively, and show, as of January 6, 2004, the beneficial ownership of common stock by each of them. Joe F. Sanderson, Jr. (Class A Director) is the brother of William R. Sanderson (Class C Director), and is the cousin of Robert Buck Sanderson (Class C Director) and Hugh V. Sanderson (Class B Director). Hugh V. Sanderson (Class B Director) is the cousin of Joe F. Sanderson, Jr. (Class A Director) and William R. Sanderson (Class C Director), and is the brother of Robert Buck Sanderson (Class C Director).

			Shares
		Director	Beneficially	Percent
Name of Continuing Director	Age	Since	Owned (1)	of Class

Class A (Term expiring in 2005)
Joe F. Sanderson, Jr. (2)	57	1984	2,123,215	16.22%
Charles W. Ritter, Jr.	66	1988	12,000	(7)
Phil K. Livingston	60	1989	14,700	(7)
Lampkin Butts (3)	52	1998	1,309,405	10.00%
Class B (Term expiring in 2006)
Hugh V. Sanderson (4)	42	2000	2,578,624	19.70%
Rowan H. Taylor	79	1989	5,500	(7)
John H. Baker, III (5)	62	1994	16,500	(7)
D. Michael Cockrell (6)	46	1998	7,575	(7)

      (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the notes below.

      (2) See Note (5) to the table under the caption “Proxy Statement, Beneficial Ownership” for a description of the nature of Mr. Sanderson’s beneficial ownership.

      (3) See Note (11) to the table under the caption “Proxy Statement, Beneficial Ownership” for a description of the nature of Mr. Butts’s beneficial ownership.

      (4) See Note (7) to the table under the caption “Proxy Statement, Beneficial Ownership” for a description of the nature of Mr. Sanderson’s beneficial ownership.

      (5) The amount in the table includes 16,500 shares owned of record by a trust for the benefit of Mr. Baker’s wife, as to which an institutional trustee exercises sole voting and investment power, and as to which Mr. Baker, pursuant to Rule 13d-4 of the Exchange Act, disclaims beneficial ownership.

      (6) See Note (9) to the table under the caption “Proxy Statement, Beneficial Ownership” for a description of the nature of Mr. Cockrell’s beneficial ownership.

      (7) Less than 1%.

Principal Occupations and Certain Directorships

      The following paragraphs identify the principal occupations of all directors of the Company and directorships they hold in other companies with securities registered with the Securities and Exchange Commission. Except as otherwise indicated, each director has served for at least five years in the position shown.

      Joe F. Sanderson, Jr. has served as President and Chief Executive Officer of the Company since November 1, 1989, and as Chairman of the Board of Directors since January 8, 1998. Mr. Sanderson is a member of the Company’s Executive Committee.

      Charles W. Ritter, Jr. served, from 1967 to 2002, as President and a Director of the Attala Company, which is principally engaged in the business of milling and selling feed and corn meal. He now serves as a management consultant to the Attala Company. He has also served as President of JRS, Inc., a family owned real estate investment firm, since 1973. Mr. Ritter is a director of First M & F Corp. and Merchants & Farmers Bank, Kosciusko, Mississippi, and chairs the audit committee of First M & F Corp.’s Board of Directors.

      Phil K. Livingston served as President and Chief Executive Officer of Citizens National Bancshares, Inc. in Hammond, Louisiana, from its organization in 1983, until its merger into Deposit Guaranty Corporation on May 19, 1995. Citizens National Bancshares, Inc., which was dissolved with the merger, was the parent company of Citizens National Bank, and is now a wholly owned subsidiary of Deposit Guaranty Corporation as a result of such merger. In July 1996, the Citizens National Bank’s charter was amended to change its name to Deposit Guaranty National Bank of Louisiana. Mr. Livingston retired in 1998, but served as a banking consultant to AmSouth Corporation until 2001.

      Hugh V. Sanderson was employed by the Company as a Corporate Sales Manager from 1994 until 2000 and has served as Manager of Customer Relations since 2000. At a special meeting called for that purpose on January 6, 2000, Mr. Sanderson was elected by the Board of Directors to fill the unexpired term of his father, Dewey R. Sanderson, Jr., who died on December 2, 1999. Mr. Sanderson was elected by the shareholders on February 25, 2000 as a Class B Director.

      Rowan H. Taylor served as President of Mississippi Valley Title Insurance Company from 1975 until 1989, and as Chairman of the Board and Chief Executive Officer of that company from 1989 until 1992. Until December 1, 2001, Mr. Taylor served as counsel to the Jackson, Mississippi law firm of Alston & Jones. Mr. Taylor served as an advisory director of Trustmark Corporation and Trustmark National Bank located in Jackson, Mississippi until his retirement from such position in 1995, and served as counsel for First American Title Insurance Company of Santa Ana, California until his retirement in 2002.

      John H. Baker, III has been the sole proprietor of John H. Baker Interests, a real estate and development company in Houston, Texas, since 1968.

      Donald W. Zacharias served as President of Mississippi State University from 1985 until his retirement in December 1997, when he became President Emeritus.

      Gail Jones Pittman has served, since its founding in 1979, as Chief Executive Officer of Gail Pittman, Inc., an entrepreneurial business creating individually hand-painted, semi-vitreous china dinnerware and home accessories located in Ridgeland, Mississippi.

      Robert Buck Sanderson has been employed by the Company since January 1, 1993, and has served as Corporate Live Production Assistant since 1999. From 1978 through 1992, Mr. Sanderson served as President of Pioneer Hardware & Supply Co., Inc. in Laurel, Mississippi.

      William R. Sanderson has served, since 1996, as Director of Marketing for the Company. Prior to 1996, Mr. Sanderson served as Director of Prepared Foods for the Company. Mr. Sanderson is a member of the Company’s Executive Committee.

      Lampkin Butts has served, since 1996, as Vice President-Sales for the Company. Prior to 1996, Mr. Butts served as Director of Processing and Sales for the Company. Mr. Butts is a member of the Company’s Executive Committee.

      D. Michael Cockrell has served, since 1993, as Treasurer and Chief Financial Officer for the Company. Prior to 1993, Mr. Cockrell was a shareholder and member of the law firm Wise Carter Child & Caraway of Jackson, Mississippi. Mr. Cockrell is a member of the Company’s Executive Committee.

Committees of the Board of Directors and Attendance at Meetings

      As of the date of this Proxy Statement, the Company’s Board of Directors had appointed one standing committee, which is the Audit Committee. Each year, the Board appoints on an ad hoc basis a nominating committee and a compensation committee to consider, respectively, nominees for election as director and the compensation of the Chief Executive Officer. In each instance, these committees were composed entirely of directors who were independent directors under the rules of The Nasdaq Stock Market, Inc. In light of recent changes to Nasdaq’s corporate governance standards, the Company expects that the Board of Directors will appoint standing nominating and compensation committees at its regularly scheduled January 2004 meeting, and that each committee will be composed of all of the Company’s independent directors. In addition, it is expected that the compensation committee will thereafter determine the compensation of all executive officers of the Company.

      During the fiscal year ended October 31, 2003, the Board of Directors met six times. Each incumbent director attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings held during the period for which he or she was a director and (ii) the total number of meetings held by the committees of the Board of which he or she was a member during the period in which he served. The Board of Directors requires all directors to attend the Company’s annual meetings of stockholders, and all directors attended the 2003 annual meeting.

      As described above, the Board of Directors appointed a Nominating Committee at its July 2003 meeting to consider nominees for Class C directors. The nominees were proposed to the committee by various sources, including members of the full Board of Directors. This Nominating Committee met once during fiscal 2003, with all but one member present. The members of this committee consisted of all outside, independent directors, who were Messrs. Livingston, Ritter, Baker, Zacharias and Taylor and Ms. Pittman. The Nominating Committee will consider any and all director candidates recommended by the Company’s stockholders, subject to procedures that the Nominating Committee is expected to adopt during 2004. To date, neither the committee nor the Board has adopted a formal procedure that stockholders must follow to make recommendations regarding director candidates.

      In assessing potential new directors, the Nominating Committee has in the past recommended candidates for election as director who possess certain minimum qualifications, qualities and skills that are necessary for election as director. These include:

•	significant business experience in production, preferably related to agriculture, or in marketing, finance, accounting, or other professional disciplines;

•	prominence and a highly respected reputation in their profession;

•	a global business and social perspective;

•	a proven record of honest and ethical conduct, personal integrity and good judgment;

•	concern for the long-term interests of stockholders; and

•	significant time available to devote to Board activities and to enhance their knowledge of the Company’s industry. 7

      The Nominating Committee has in the past considered potential director candidates suggested by its members or the Company’s stockholders with direct input from management, including the Chief Executive Officer. Members of the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board. The Company anticipates that the committee will formalize the same procedures that it has been using, and that it would use the same process to evaluate potential candidates recommended by stockholders as it uses to evaluate any other potential candidate.

      Also at its July 2003 meeting, the Board of Directors appointed a Compensation Committee consisting of all outside, independent directors to review the compensation package of the President, Chief Executive Officer and Chairman of the Board. This Committee made recommendations with respect to this matter at the October 2003 meeting of the full Board of Directors, and its report is set forth below under “Executive Compensation.”

      The Nominating and Compensation Committees do not have charters, but the Company anticipates that the Board will adopt a charter for each committee at its January 2004 meeting.

Communications Between Stockholders and the Board of Directors

      Although the Board of Directors has not adopted a formal procedure that stockholders must follow to send communications to the Board, the Board does receive communications from stockholders from time to time and addresses those communications where appropriate. Stockholders can send communications to the Board by contacting the Company’s Investor Relations Department in one of the following ways:

•	in writing at P.O. Box 988, Laurel, Mississippi 39441;

•	by e-mail at info@sandersonfarms.com; or

•	by phone at (601) 649-4030.

      Where stockholders request information or ask questions that can more efficiently be addressed by management, the Investor Relations Department responds to such stockholder communications without forwarding them to the Board. However, the Investor Relations Department forwards any stockholder communications concerning employee fraud or accounting matters to the Audit Committee. It forwards to the full Board any communications relating to corporate governance or those requiring Board action.

Audit Committee Report

      To the extent provided by Item 7(d)(3)(v) of SEC Regulation 14a-101 of the Securities and Exchange Commission (SEC), this section shall not be deemed to be proxy “soliciting material” or to be “filed” with the SEC or subject to its proxy regulations or to the liabilities of section 18 of the Exchange Act.

      The function of the Audit Committee is, among other things, to recommend the independent auditors to the Board of Directors, to review the scope of the independent auditors’ audit, to review the Company’s major accounting and financial reporting policies and practices and systems for compliance with applicable statutes and regulations, and to review the Company’s internal auditing functions. The members of the Audit Committee are Messrs. Ritter, Livingston and Zacharias, and the Audit Committee met five times during fiscal 2003 with all members present at each meeting.

      The Audit Committee has reviewed and discussed the audited financial statements with management, and the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). SAS 61 requires the independent auditor to provide the Audit Committee with information regarding the scope and results of an audit that may assist the Audit Committee in overseeing management’s financial reporting and disclosure process. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountants the independent accountants’ independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended October 31, 2003 be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the SEC.

      Each member of the Audit Committee is independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers).

Phil K. Livingston Charles W. Ritter, Jr. Donald W. Zacharias

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s directors, officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the SEC reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of written information provided by such persons, the officers, directors and greater than 10% shareholders of the Company are in full compliance with all Section 16(a) filing requirements, except as follows: Ms. Pittman was first appointed to the Board of Directors on November 26, 2002, and was first elected by the shareholders on February 27, 2003. A Form 3 disclosing that Ms. Pittman owned no shares of the Company’s common stock was due to be filed on December 6, 2002, but was inadvertently filed late on January 28, 2003.

EXECUTIVE COMPENSATION

      The following table sets forth the cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the named executive officers.

Summary Compensation Table

					Long-term
					Compensation
	Annual Compensation				Awards

					Securities
				Other Annual	Underlying	All Other
Name and		Salary	Bonus	Compensation	Options/	Compensation
Principal Position	Year	($)	($)	($) (1)	SARs (#)	($) (2)

Joe F. Sanderson, Jr.	2003	706,776	706,776	41,041	-0-	14,712
President and Chief	2002	671,458	528,683	18,252	105,386	10,346
Executive Officer	2001	557,186	296,228	33,346	-0-	15,186

D. Michael Cockrell	2003	296,944	207,861	-0-	-0-	14,712
Treasurer and	2002	267,328	149,235	1,566	18,000	10,346
Chief Financial Officer	2001	239,532	89,143	-0-	7,500	12,544

Lampkin Butts	2003	265,740	186,018	-0-	-0-	14,712
Vice President – Sales	2002	242,300	135,263	992	18,000	10,346
	2001	213,879	79,596	-0-	7,500	12,715

James A. Grimes	2003	150,724	75,362	-0-	-0-	11,084
Secretary	2002	143,248	57,120	-0-	7,500	8,793
	2001	134,786	35,829	-0-	7,500	8,689

      (1) The amounts in the “Other Annual Compensation” column represent, among other things, (A) costs of personal use of Company aircraft for Mr. Sanderson in the amounts of $21,661 for fiscal 2001, $10,537 for fiscal 2002, and $29,979 for fiscal 2003, for Mr. Butts in the amount of $992 for fiscal 2002 and for Mr. Cockrell in the amount of $1,566 for fiscal 2002; (B) amounts reimbursed for estimated income tax liability related thereto for Mr. Sanderson in the amounts of $11,385 for fiscal 2001, $7,415 for fiscal 2002, and $10,762 for fiscal 2003; and (C) amount paid on behalf of Mr. Sanderson for income tax services in the amount of $300 for each year.

      (2) The amounts in this column represent the value of the contribution made by the Company to the accounts of the named executive officers under the Company’s Employee Stock Ownership Plan, the amounts of matching contributions made to the named executive officers’ accounts in the Company’s 401(k) plan and payments by the Company on behalf of each named executive officer for term life insurance.

      All employees of the Company, including executive officers, participate in the Company’s ESOP. The Company contributed $4.0 million to the ESOP in fiscal 2003, contributed $2.5 million in fiscal 2002, and $2.3 million in fiscal 2001. Allocations to the named executive officers’ accounts for the fiscal year 2003 were $6,708 for each of Messrs. Sanderson, Cockrell and Butts, and $5,055 for Mr. Grimes, which allocations were made during fiscal 2004 but are included in the table as fiscal 2003 compensation. Allocations to the named executive officers’ accounts for the fiscal year 2002 were $3,927 for each of Messrs. Sanderson, Cockrell and Butts, and $3,309 for Mr. Grimes, which allocations were made during fiscal 2003, but are included in the table as fiscal 2002 compensation. Allocations to the named executive officers’ accounts for the fiscal year 2001 were $4,160 for each of Messrs. Sanderson, Cockrell and Butts, and $3,298 for Mr. Grimes, which allocations were made during fiscal 2002, but are included in fiscal 2001 compensation.

      The Company began matching employee contributions to the Company’s 401(k) plan in July 2000. The amounts in this column include matching contributions for Mr. Sanderson in the amounts of $11,026 for fiscal 2001, $6,233 for fiscal 2002 and $7,800 for fiscal 2003; for Mr. Cockrell in the amounts of $8,384 for fiscal 2001, $6,233 for fiscal 2002 and $7,800 for fiscal 2003; for Mr. Butts in the amounts of $8,555 for fiscal 2001, $6,233 for fiscal 2002 and $7,800 for fiscal 2003; and for Mr. Grimes in the amounts of $5,391 for fiscal 2001, $5,298 for fiscal 2002 and $6,029 for fiscal 2003.

      Beginning November 1, 2001, the Company began paying premiums on term life insurance policies for all employees who participate in the Company’s health benefit plan. The death benefit under these policies for all salaried employees is an amount equal to such employee’s salary, up to a maximum of $100,000, and a minimum of $50,000. During fiscal 2002, the amount paid on behalf of each named executive officer totaled $186. During fiscal 2003, the amount paid on behalf of each named executive officer totaled $204.

Option Grants for Fiscal 2003

      There were no stock options granted during fiscal 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End

Aggregated Option/SAR Values

      The following table sets forth the value at October 31, 2003 of unexercised options and phantom stock rights for each of the named executive officers.

			Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised
	Acquired		Options/SARs at		In-the-Money Options/SARs
	on	Value	Fiscal Year-End (#)		at Fiscal Year-End ($)
	Exercise	Realized
Name	(#)*	($)*	Exercisable	Unexercisable	Exercisable	Unexercisable

Joe F. Sanderson (1)	56,250	958,570	146,346.5	97,789.5	3,072,618	1,946,289
D. Michael Cockrell (2)	43,500	708,290	13,875	23,625	322,035	491,045
Lampkin Butts (3)	31,000	459,636	4,500	23,625	74,655	491,045
James A. Grimes (4)	5,000	61,400	15,000	12,500	382,253	270,467

*Includes conversions of shares of Phantom Stock in the following amounts: 56,250 shares for Mr. Sanderson and 13,500 shares for each of Messrs. Cockrell and Butts. Conversions of Phantom Stock were paid by the Company in cash, and no shares of the Company’s common stock were issued in connection with those conversions.

(1) As of January 6, 2004, Mr. Sanderson’s options consist of the following:

•	58,500 shares granted on April 23, 1998, at $13.00 per share, expiring April 22, 2008, all of which are exercisable.

•	18,750 shares granted on April 22, 2000 pursuant to the Company’s Phantom Stock Agreement, at $7.46875 per share, expiring April 21, 2010, none of which are exercisable.

•	105,386 shares granted on October 24, 2002, at $17.08 per share, expiring October 23, 2012, of which 26,346.5 are exercisable.

(2) As of January 6, 2004, Mr. Cockrell’s options consist of the following:

•	1,875 shares granted on May 1, 2000, at $7.188 per share, expiring April 30, 2010, none of which are exercisable.

•	4,500 shares granted on April 22, 2000 under the Company’s Phantom Stock Agreement, at $7.46875 per share, expiring April 21, 2010, none of which are exercisable.

•	3,750 shares granted on April 27, 2001, at $11.10 per share, expiring April 26, 2011, none of which are exercisable.

•	18,000 shares granted on July 25, 2002, at $18.55 per share, expiring July 24, 2012, of which 4,500 are exercisable.

(3) As of January 6, 2004, Mr. Butts’s options consist of the following:

•	1,875 shares granted on May 1, 2000, at $7.188 per share, expiring April 30, 2010, none of which are exercisable.

•	4,500 shares granted on April 22, 2000 under the Company’s Phantom Stock Agreement, at $7.46875 per share, expiring April 21, 2010, none of which are exercisable.

•	3,750 shares granted on April 27, 2001, at $11.10 per share, expiring April 26, 2011, none of which are exercisable.

•	13,500 shares granted on July 25, 2002, at $18.55 per share, expiring July 24, 2012, none of which are exercisable.

(4) As of January 6, 2004, Mr. Grimes’s options consist of the following:

•	5,000 shares granted on April 24, 2000, at $7.46875 per share, expiring on April 23, 2010, of which 3,750 are exercisable.

•	7,500 shares granted on May 1, 2000, at $7.188 per share, expiring on April 30, 2010, of which 5,625 are exercisable.

•	7,500 shares granted on April 27, 2001, at $11.10 per share, expiring April 26, 2011, of which 3,750 are exercisable.

•	7,500 shares granted on July 25, 2002, at $18.55 per share, expiring July 24, 2012, 1,875 of which are exercisable.

Director’s Fees

      During fiscal 2003, directors who were not also officers or employees of the Company received a fee of $6,000 per Board of Directors meeting attended plus an annual stipend of $15,000. Committee members also receive a fee of $6,000 per committee meeting attended, if those committee meetings are not held in connection with a meeting of the full Board of Directors.

Report on Executive Compensation; Compensation Committee Interlocks and Insider Participation

      The Company did not have a standing Compensation Committee for the fiscal year ended 2003, but appointed an ad hoc Compensation Committee on July 31, 2002 to consider the fiscal 2003 compensation package for the Chief Executive Officer, President and Chairman of the Board (“CEO”). The Compensation Committee set the CEO’s fiscal 2003 compensation at its meeting held in October 2002. In determining the total compensation package for the CEO, the committee considered the recommendations of an outside consultant specializing in the study of such matters.

      The committee was reappointed in July 2003 to consider the CEO’s compensation for fiscal 2004, changes to the Company’s Stock Option Plan for key managers of the Company and whether the Company wishes to continue to maintain an equity based compensation program. The committee again hired a consultant to advise it on these matters, set the CEO’s fiscal 2004 compensation at is meeting held in October 2003, and expects to make a recommendation concerning a long term equity based compensation program to the full Board in February 2004. This committee consisted of all outside, independent directors. As noted above, it is expected that the Board of Directors will appoint a standing compensation committee in January 2004 and that this committee will determine the compensation of all executive officers thereafter. The ad hoc committee prepared the following report.

      Generally, because of the cyclical nature of the Company’s business, executive officer compensation, including the compensation of the CEO, is not directly related to factors such as profitability, sales growth, return on equity or market share. In especially profitable years, the Company may award bonuses, as described below.

      Presently, the annual compensation for the Treasurer and Chief Financial Officer (“CFO”) and the Vice President-Sales (“VP-Sales”) is determined by the CEO. The annual compensation of the Secretary (“Secretary”) is determined by the CFO. The components of the annual compensation paid to the CEO, CFO, VP-Sales and Secretary are as follows: (i) base salary; (ii) a bonus calculated pursuant to the provisions of the Company’s Bonus Award Program; (iii) stock option awards made under the Company’s Stock Option Plan; and (iv) allocation of contributions made by the Company to the respective accounts of the CEO, CFO, VP-Sales and Secretary under the ESOP.

      Base salaries for executive officers of the Company are originally fixed using a comparison of similarly situated officers of other poultry companies. However, the Company does not target the base salaries of its executive officers at any particular point in the range established by that comparison. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company’s current ability to pay. Periodic increases in base salary are based on evaluations of the executive officers’ past and current performance, as well as current market conditions and the Company’s ability to pay. In addition, in accordance with the Company’s Wage and Salary Administration manual in effect since 1979, the base salary of each salaried employee of the Company, including the executive officers, is increased on January 1 of each year to reflect cost of living increases, provided that the Company is in a financial position to make an increase. In January 2002, the base salary of all salaried employees of the Company, including the executive officers, was increased for the cost of living adjustment by 1.5%. The cost of living increase for 2003, which took effect January 1, 2003, was 1.0%. The cost of living increase for 2004, which took effect on January 1, 2004, was 1.5%.

      The executive officers of the Company are participants in the Company’s Stock Option Plan and have received awards of stock options from time to time since the plan was adopted by the full Board of Directors and approved by the shareholders in 1993. The Board of Directors also approved the award of phantom stock to certain of the Company’s executive officers and key employees on April 21, 2000, pursuant to Phantom Stock Agreements dated that date which comprise the Company’s Phantom Stock Plan. The Phantom Stock Plan was approved by the stockholders on February 28, 2002. The timing and amount of awards under the Stock Option Plan and pursuant to the Phantom Stock Plan are determined by the full Board of Directors of the Company, and are based on factors such as years of service, responsibilities, individual performance and long-term incentives awarded to similarly situated officers and executives of other poultry companies.

      The CEO, CFO, VP-Sales and Secretary are participants in the Company’s Bonus Award Program, which covers all salaried employees of the Company. The amounts payable to all salaried employees, including the executive officers, are based on the Company’s financial performance and its operating performance relative to other companies in the industry. The bonus for the CEO, CFO, VP-Sales and Secretary is calculated by multiplying such person’s average monthly salary by 12 and multiplying that product by a percentage ranging from 25% to 100% for the CEO, and from 17.5% to 70% for the CFO, VP-Sales and Secretary, depending on the performance of the Company. Bonuses were paid in January 2002 for fiscal 2001, were paid in January 2003 for fiscal 2002, and were paid in January 2004 for fiscal 2003.

      In addition, all executive officers participate in the Company’s Employee Stock Ownership Plan, which covers all employees of the Company. Allocations to the executive officers under this plan are made on the same basis as allocations to all other participants. On October 31, 2003, the Company made a contribution to the ESOP in the amount of $4.0 million for fiscal 2003, which contribution was allocated to the accounts of participants during fiscal 2004. On October 31, 2002, the Board of Directors authorized a contribution to the ESOP in the amount of $2.5 million, which contribution was allocated to the participants’ accounts during fiscal 2003. On October 31, 2001, the Board of Directors authorized a contribution to the ESOP in the amount of $2.3 million, which contribution was allocated to the participant’s accounts during fiscal 2002.

Donald W. Zacharias Rowan H. Taylor John H. Baker, III Phil K. Livingston Charles W. Ritter, Jr. Gail Jones Pittman

Performance Graph

      The following graph presents a comparison of the five year cumulative total stockholder return(1) among the Company, the NASDAQ Composite Index, and a group of peer companies. The peer group consists of the following companies: Cagles, Inc., Pilgrim’s Pride, Inc. and Tyson Foods, Inc. (the “Peer Group Index”). The Company selected the Peer Group Index because the return reflected in the Peer Group Index presents stockholders with a comparison of total stockholder return with other publicly held companies in our industry.

	1998	1999	2000	2001	2002	2003

Sanderson Farms, Inc.	100	67	49	95	133	261
NASDAQ Stock Market (U.S.)	100	169	191	96	76	110
Sanderson Farms, Inc.	100	62	46	46	46	62

[1]	Fiscal year ends October 31.

CERTAIN TRANSACTIONS

      On January 10, 2003, the Company purchased 50,000 shares of the Company’s common stock at the market price of $21.25 per share from William R. Sanderson, a director of the Company, for a total purchase price of $1,062,500. These shares were purchased pursuant to the Company’s stock repurchase program.

      The Company spent approximately $20,572 in legal and accounting fees for the preparation of a Form S-3 Registration Statement under the Securities Act of 1933 and a related Registration Agreement that pertained to the registration of 147,143 shares of Common Stock of the Company owned by Mississippi State University Foundation, Inc. The Foundation acquired those shares in September 2003 in satisfaction of a pledge by Joe Frank Sanderson, a founder of the Company who served as an officer and director until he died in 1998, to donate a specified dollar amount to the Foundation. The Company agreed to file the S-3 Registration Statement to register resales of these shares by the Foundation, which otherwise would have been required to hold them for at least one year prior to selling them. Work on the S-3 and related Registration Agreement was halted when the Foundation agreed to sell the shares to the Company’s Employee Stock Ownership Plan in a transaction that was exempt from registration under the Securities Act. Charles W. Ritter, Jr., a director of the Company and chairman of its Audit Committee, is a director of the Foundation and a member of its executive committee. Dr. Donald W. Zacharias, a director of the Company, is the President Emeritus of Mississippi State University. Nevertheless, the Company does not consider either the Foundation or the University to be an affiliate of the Company. The Estate of Joe Frank Sanderson has reimbursed the Company for the legal and accounting fees mentioned above.

INDEPENDENT AUDITORS

      Ernst & Young LLP, New Orleans, Louisiana, were the independent auditors for the Company during the fiscal year ended October 31, 2003. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he desires to do so, and will be available to respond to any appropriate questions.

      Fees related to services performed for the Company by Ernst & Young LLP in fiscal years 2003 and 2002 are as follows:

	2002	2003

Audit Fees	$158,400	$161,300
Audit-Related Fees	20,000	64,500
Tax Fees	39,800	59,000
All Other Fees	0	0

Total	$218,200	$284,800

      “Audit Fees” include amounts paid for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Forms 10-Q and other regulatory filings. “Audit-Related Fees” include fees for the audit the Company’s benefit plans and accounting consultations related to strategic planning and financial accounting and reporting standards, and “Tax Fees” consists of amounts paid for tax compliance, advice and planning, which include the preparation and filing of required federal and state income and other tax forms. The Audit Committee has considered whether the provision of services by Ernst & Young LLP for the Company other than audit services is compatible with maintaining Ernst & Young LLP’s independence, and has concluded that it is compatible.

      The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for the Company by its independent auditor prior to engagement, subject to the de minimus exceptions for non-audit services permitted by the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees of one or more Audit Committee members, including authority to grant preapprovals of audit and non-audit services, provided that any decision of that subcommittee to grant preapproval is presented to the full Audit Committee at its next scheduled meeting.

      The Board of Directors of the Company has selected the firm of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ended October 31, 2004. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board has chosen to submit it to the stockholders for their approval and ratification as a matter of good corporate practice. Of the shares represented and entitled to vote at the Annual Meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify and approve the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ended October 31, 2004, in order for this proposal to be adopted. The Proxyholder named in the accompanying proxy card will vote FOR the foregoing proposal unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to ratify and approve the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ended October 31, 2004. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the foregoing proposal, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto. If more votes are cast AGAINST this proposal than FOR, the Board of Directors will take such decision into consideration in selecting independent auditors for the Company.

      The Board of Directors recommends a vote FOR the approval and ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ended October 31, 2004.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no matters likely to be brought before the Annual Meeting other than those set forth in the Notice of the Meeting. If other matters properly come before the Meeting, each Proxy will be voted in accordance with the discretion of the Proxyholder named therein.

STOCKHOLDER PROPOSALS

Procedure

      The Company’s By-laws provide that stockholders may nominate individuals for election as directors from the floor at any annual or special meeting of stockholders called for the election of directors only if timely written notice of such nomination has been given to the Secretary of the Company. To be timely, such notice must be received at the principal office of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws specify what such a notice of such nomination must include. In addition, the By-laws set forth the procedure that must be followed by stockholders to properly bring a matter before a stockholders’ meeting. If a stockholder wishes to bring a matter before the meeting that has not been specified in the notice of the meeting, the stockholder must deliver written notice of said stockholder’s intent to bring the matter before the meeting of stockholders so that the notice is received by the Secretary of the Company no later than the close of business on the 15th day following the day on which notice of the date of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws also specify what such a notice must include.

2005 Annual Meeting

      A stockholder who intends to present a proposal, which relates to a proper subject for stockholder action, at the 2005 Annual Meeting of Stockholders and who wishes such proposal to be considered for inclusion in the Company’s proxy materials for such meeting must cause such proposal to be received, in proper form, at the Company’s principal executive offices no later than October 2, 2004. Any such proposals, as well as any questions relating thereto, should be directed to the Company to the attention of its President. Any proposal submitted after October 2, 2004 shall be considered untimely and will not be considered for inclusion in the Company’s proxy material for the 2005 annual meeting.

METHODS AND COST OF SOLICITING PROXIES

      The Proxy card enclosed with this Proxy Statement is solicited by and on behalf of the Board of Directors of the Company. In addition to solicitation of stockholders of record by mail, telephone or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and the Company will reimburse them for their mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of common stock. Whether or not you expect to be present at the Annual Meeting, please sign, date and return the enclosed Proxy card promptly. No postage is necessary if mailed in the United States. The cost of solicitation, including the preparation, printing and mailing, is being paid by the Company.

ADDITIONAL INFORMATION AVAILABLE

      Upon written request of any shareholder, the Company will furnish a copy of the Company’s 2003 Annual Report on Form 10-K, as filed with the United States Securities and Exchange Commission, including the financial statements and schedules thereto. The written request should be sent to D. Michael Cockrell, Treasurer and Chief Financial Officer, Sanderson Farms, Inc., P. O. Box 988, Laurel, Mississippi 39441. The written request must state that as of January 6, 2004, the person making the request was a beneficial owner of capital stock of the Company.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ James A. Grimes Secretary

Dated: January 22, 2004

SANDERSON FARMS, INC.

      The undersigned hereby appoints D. Michael Cockrell as proxy for the undersigned, with full power of substitution, to vote all of the undersigned’s shares of common stock, $1.00 per share par value, of Sanderson Farms, Inc. at the Annual Meeting on February 26, 2004 (and any adjournments thereof), as instructed herein with respect to the matters herein set forth (and, to the extent not so instructed, as set forth in the related Proxy Statement), and according to his discretion upon all other matters which may properly come before such Meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED UPON THE MATTERS SET FORTH ON THE REVERSE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY VOTING AUTHORITY AS TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. SEE ACCOMPANYING PROXY STATEMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SANDERSON FARMS, INC.

(see Ballot on Reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ    FOLD AND DETACH HERE    Δ

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• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	You are now ready to log in. To access your account please enter your:

• SSN or Investor ID

• PIN

• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Certificate History

• Book-Entry Information

• Issue Certificate

• Payment History

• Address Change

• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between

9am-7pm Monday-Friday Eastern Time

Change or ☐
Comments:
SEE REVERSE SIDE

1.	To elect four Class C Directors to serve until
	the 2007 annual meeting:				FOR	AGAINST	ABSTAIN
	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY (to vote for all nominees listed below) ☐	2.	To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending October 31, 2004:	☐	☐	☐
	01 Robert Buck Sanderson	02 Donald W. Zacharies
	03 William A. Sanderson	04 Gail Jones Pitman

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name here:			Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Date

Executors, Administrators, Trustees, etc. should give full title. This proxy should be signed as name appears on certificate(s).

Δ FOLD AND DETACH HERE Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/safm Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement

on the internet at www.sandersonfarms.com